UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - October 5, 2025

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, without par value	ALE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.
Stub Period Dividend

As previously disclosed, on May 5, 2024, ALLETE, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Alloy Parent LLC, a Delaware limited liability company (“Parent”), and Alloy Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a subsidiary of Parent.

Pursuant to the Merger Agreement, and subject to the consummation of the Merger (the “Closing”), the Company is entitled to declare a “stub period” dividend to holders of the Company’s common stock as of immediately prior to the effective time of the Merger (the “Effective Time”) equal to the product of (1) the number of days from the record date for payment of the last quarterly dividend paid by the Company prior to the Effective Time, multiplied by (2) a daily dividend rate determined by dividing the amount of the last quarterly dividend paid prior to the Effective Time by ninety-one (91) (the “Stub Period Dividend”).

On October 5, 2025, the Board of Directors of the Company (the “Board”) fixed the close of business on October 16, 2025 as the record date (the “Record Date”) for determining the holders of the Company’s common stock entitled to be paid the Stub Period Dividend, if the Stub Period Dividend is declared by the Board. As of the date hereof, the Board has not declared the Stub Period Dividend or fixed the amount of the Stub Period Dividend or its payment date.

In order to be paid the Stub Period Dividend, if declared, holders of the Company’s common stock must hold their shares to Closing. The amount and payment date of the Stub Period Dividend, if declared, will be disclosed by the Company prior to the Closing.

Payment of the Stub Period Dividend, if declared, will be conditioned upon the consummation of the Closing, which is subject to the satisfaction or waiver of certain conditions, including receipt of the written order approving the Merger by the Minnesota Public Utilities Commission. There can be no assurance that the Stub Period Dividend will be declared by the Board or, if so declared, what the amount will be. The foregoing assumes that the Merger would not have been consummated prior to the Record Date in accordance with the terms of the Merger Agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit        Description

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

Readers are cautioned that forward-looking statements should be read in conjunction with disclosures under the heading: “Forward-Looking Statements” located on page 2 of this Current Report on Form 8-K.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition of the Company, payment or timing of dividends, if any, regulatory approvals, the expected timetable for completing the proposed transaction and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: the timing to consummate the proposed transaction; the risk that the conditions to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; and the diversion of management’s time on transaction-related issues.

When used in this Form 8-K, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “target,” “could,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “may,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Form 10-Q for the quarter ended June 30, 2025, the Company’s Form 10-K for the year ended December 31, 2024 and in subsequently filed Forms 10-Q and 8-K, and in any other SEC filings made by the Company. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date hereof, and the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

October 6, 2025	/s/ Colin B. Anderson
Colin B. Anderson
Vice President, Chief Accounting Officer, and Controller

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